UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 24, 2011
Date of Report (Date of earliest event reported)

UNITED COMMUNICATIONS PARTNERS INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53530	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Sveavagen 17, Box 3061, SE-103 61, Stockholm, Sweden	SE-10361
(Address of principal executive offices)	(Zip Code)

+468 660 7333
Registrant's telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Bent Helvang has resigned as one of our directors as at November 24, 2011. Maria Liem, the Chief Financial Officer of Tre Kronor Media AB, a subsidiary of the registrant, has consented to act our director concurrent with the resignation of Mr. Helvang as our director. The number of directors on our board of directors shall remain as three, namely Maria Liem , Niclas Fröberg and Carl Johan Grandinson.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
UNITED COMMUNICATIONS PARTNERS INC.
Date: December 2, 2011	By: /s/ Niclas Fröberg Name: Niclas Fröberg Title: Chief Executive Officer